UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 9, 2016
QVC, Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	000-55409	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2016, Liberty Interactive Corporation ("Liberty"), the parent company of QVC, Inc. ("QVC"), issued a press release setting forth information, including financial information, which is intended to supplement the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in Liberty's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which was filed with the Securities and Exchange Commission (the "SEC") on May 9, 2016.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding QVC's results of operations or financial condition for the quarter ended March 31, 2016, are being furnished to the SEC under Item 2.02 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release of Liberty dated May 9, 2016 (incorporated by reference to Exhibit 99.1 to Liberty's Current Report on Form 8-K filed on May 11, 2016 (File No. 001-33982)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC, Inc.

Date: May 11, 2016	By:/s/ JOHN F. MISKO
John F. Misko
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Liberty dated May 9, 2016 (incorporated by reference to Exhibit 99.1 to Liberty's Current Report on Form 8-K filed on May 11, 2016 (File No. 001-33982)).

4